MERCANTILE ALTERNATIVE STRATEGIES FUND FOR

TAX-EXEMPT/DEFERRED INVESTORS (TEDI) LLC

Supplement dated January 3, 2007

to the Prospectus dated June 30, 2006

Effective immediately, the Mercantile Alternative Strategies Fund For Tax-Exempt/Deferred Investors (TEDI) LLC prospectus is modified as follows.

1.	Throughout the prospectus, all references to Robeco-Sage Capital Management, L.L.C. d/b/a Sage Capital Management are to be deleted in their entirety and replaced with the following:

Robeco Investment Management, Inc.

2.	Under the subsection entitled “The Adviser” in the “SUMMARY” section of the prospectus, the disclosure is deleted in its entirety and replaced with the following:

Robeco Investment Management, Inc., a Delaware corporation, is the investment adviser of the Master Fund. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Robeco is part of the Rabobank Group. See “The Adviser” and “Investment Advisory Agreement.”

The day-to-day management of the Master Fund’s portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Michael Murphy, the Director of Research of the Robeco-Sage division of the Adviser. Investment decisions for the Master Fund are made with the oversight of the Adviser’s Investment Committee, comprised of Michael Abbott (effective January 1, 2007), Mr. Platkin, and Mr. Murphy.

3.	The section of the prospectus entitled “THE ADVISER” is deleted in its entirety and replaced with the following:

THE ADVISER

Effective January 1, 2007, Robeco Investment Management, Inc., a corporation organized under the laws of Delaware, is the investment adviser of the Master Fund. Prior to January 1, 2007, Robeco-Sage Capital Management L.L.C. d/b/a Sage Capital Management, a limited liability company organized under the laws of Delaware, served as investment adviser of the Master Fund. As a result of an internal restructuring effective January 1, 2007, Robeco-Sage Capital Management L.L.C. merged into Robeco Investment Management, Inc. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. As of September 30, 2006, Robeco’s total assets under management were approximately $174 billion. The Adviser’s offices are located at 909 Third Avenue, New York, NY 10022.

Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles. Robeco is part of the Rabobank Group. Founded as a cooperative of Dutch agricultural banks, Rabobank Group has approximately 375 member banks and several subsidiaries now focusing on the food and agribusiness industry. The cooperative’s global investment banking arm, Rabobank International, has approximately 140 branches in 35 countries.

The day-to-day management of the Master Fund’s portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Michael Murphy, the Director of Research of the Robeco-Sage division of the Adviser. Investment decisions for the Master Fund are made with the oversight of the Adviser’s Investment Committee, comprised of Michael Abbott (effective January 1, 2007), Mr. Platkin, and Mr. Murphy.

Michael Abbott, Chief Executive Officer and Managing Director of the Robeco-Sage division of the Adviser (joined Robeco January 1, 2007). Mr. Abbott spent six years with Goldman Sachs in various leadership roles for the Goldman Sachs’ convertibles and structured products groups before leaving in 2002 to found Elysium Capital Group, a macro discretionary hedge fund specializing in foreign exchange. His experience also includes positions with O’Connor Partners and Swiss Bank Corporation where he had leadership roles in developing business in equity and equity-linked capital markets, and syndicate and corporate derivatives. A native of London, Mr. Abbott holds a Bachelor of Laws from Kings College London University, and spent the early part of his career as a member of the London Metropolitan Police force.

Mr. Abbott is a member of the Investment Committee, which is responsible for choosing investment managers based on overall portfolio fit.

Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser, joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

Mr. Platkin is a member of the Investment Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

Michael Murphy, CFA, Director of Research and Managing Director of the Robeco-Sage division of the Adviser, joined Robeco-Sage Capital Management, L.L.C. in 2004 and is responsible for managing the Robeco-Sage division’s investment research process. Prior to joining Robeco-Sage Capital Management, L.L.C., he was Head of Asset Management and Research at Norfolk Markets, LLC,

a boutique investment firm, for two years, and prior to that spent two years as a Senior Alternative Investment Analyst at HSBC in New York. Mr. Murphy began his investment career with Lehman Brothers Inc. working with offshore mutual funds and developing the firm’s first fund of funds products. He received a B.S. in Business Administration magna cum laude from Northeastern University. He is a member of the New York Society of Securities Analysts and the CFA Institute.

Mr. Murphy is a member of the Investment Committee. Mr. Murphy acts as a senior analyst and has responsibilities for on-site due diligence, monitoring of investment managers and portfolio construction.

Portfolio Manager Compensation Structure

The Adviser’s compensation for the portfolio managers is a combination of a fixed salary and a bonus. The Adviser pays the portfolio managers’ compensation in cash. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Master Fund or any other fund managed by the Adviser during such year, as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices that the senior management of the Adviser deems relevant. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser’s parent company, Robeco USA, Inc.

For its services to the Master Fund, the Adviser receives one-half of the Incentive Fee from the Manager, see “Incentive Fee.” The Adviser may be paid a performance-based fee for certain share classes in another fund it manages.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table sets forth information about funds and accounts other than the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund’s Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul S. Platkin	2	$107,254,000	4	$983,484,000	0	N/A
Michael Murphy	2	$107,254,000	4	$983,484,000	0	N/A
Michael Abbott*	N/A	N/A	N/A	N/A	N/A	N/A

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund’s Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Paul S. Platkin	1	$51,440,000	1	$32,069,000	0	N/A
Michael Murphy	1	$51,440,000	1	$32,069,000	0	N/A
Michael Abbott*	N/A	N/A	N/A	N/A	N/A	N/A

*	Michael Abbott joined the Adviser on January 1, 2007.

Investment decisions at the Adviser are made by two committees, the Strategy Selection & Allocation Committee and the Manager Selection Committee. A consensus must be reached before an investment decision is made. The committees hold regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

The various funds and accounts that the Adviser manages have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager’s management of the Master Fund and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts the Adviser manages.

The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio the Adviser manages, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes.

Security Ownership of Portfolio Manager

As of November 30, 2006, no portfolio manager was the beneficial owner of any securities in the Fund or the Master Fund.

INVESTMENT COMPANY ACT FILE NO. 811-21817

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